UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            --------------------------
                                    FORM 8-K
                            --------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2000


                               DOCPLANET.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        COLORADO                  ____________                     84-0645174
(STATE OR OTHER JURISDICTION OF   (COMMISSION                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)           IDENTIFICATION NO.)


3000 W. WARNER AVENUE
 SANTA ANA, CALIFORNIA                                              92704-5311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (Zip Code)


  Registrant's  Telephone  Number,  including  area  code:  (714)  754-5800

                               NOT  APPLICABLE
(Former name, former address and former fiscal year if changed since lastreport)


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
ITEM  5.  OTHER  EVENTS

The Registrant wishes to report the events discussed in the press release attached hereto as Exhibit 99.1

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable

     (c)     Exhibits

     99.1*   Press  Release  dated  December 1,  2000

     ____________________

*filed  herewith

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DOCPLANET.COM,  INC.

                            By:     /s/  Charles  R.  Drummond
                                    -----------------------------------------
                                    Charles  R.  Drummond
                                    -----------------------------------------
                                    Chairman,  Chief  Executive  Officer  and
                                    -----------------------------------------
                                    Treasurer
                                    -----------------------------------------



Date:     December 1, 2000

                                  EXHIBIT INDEX

Exhibit
-------
Number          Description
-------         -----------

     99.1*           Press  Release  dated  December  1,  2000


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*filed  herewith


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